UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 31, 2012

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 31, 2012, Crimson Exploration Inc. issued a press release announcing the successful completion of the Payne #1H (92.1% WI), its sixth horizontal well targeting the Woodbine formation.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: July 31, 2012	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 31, 2012

EXHIBIT 99.1
Crimson Exploration Inc. Announces Sixth Woodbine Oil Discovery at an Initial Rate of 1,332 Boepd
Houston, TX – (BUSINESS WIRE) – July 31, 2012 - Crimson Exploration Inc. (NasdaqGM: CXPO) announced today the successful completion of the Payne #1H (92.1% WI), its sixth horizontal well targeting the Woodbine formation.  The Payne tested at a gross initial production rate of 1,332 Boepd, or 1,128 barrels of oil, 112 barrels of natural gas liquids and 554 mcf of natural gas, on a 40/64th choke and 328 psi of tubing pressure. The well was drilled to a total measured depth of 16,130 feet, including a 7,460 foot lateral, and was completed using 26 stages of fracture stimulation.

The Payne #1H is located in Crimson’s Force Area in Madison County, TX where the Company has approximately 5,975 net acres, or 34 additional net drilling locations based on 160 acre spacing. Including the Payne well, Crimson has successfully completed three operated wells and one non-operated well in the Force Area with an average IP rate over 1,300 Boepd, and an initial oil rate of over 1,140 bopd. The 1,140 bopd average for Crimson’s wells is significantly higher than the industry average in the area of 600 Bopd.  The performance from Crimson’s wells demonstrates that this area continues to respond positively to longer laterals and perf and plug completion techniques.

Allan D. Keel, President and Chief Executive Officer, commented, “We are very pleased with the results of the Payne #1H and our continued success operating in the Woodbine formation. With four wells now drilled in the Force Area (three operated and one non-operated) averaging over 1,300 Boepd in initial rate, we are confident our 5,975 acre position in that area is substantially de-risked, thereby providing a repeatable, high margin source of oil production and reserve growth potential for Crimson.  We are currently drilling in the lateral section of the Covington-Upchurch #1H well in our Iola-Grimes Area, and given success there, combined with our producing A. Yates #1H well, will have substantially de-risked the 7,650 net acres we have in that part of the Woodbine play.”

Crimson Exploration is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  The Company owns and operates conventional properties in Texas, Louisiana, Colorado and Mississippi, including approximately 18,500 net acres in Madison and Grimes counties in Southeast Texas, approximately 8,200 net acres in the Eagle Ford Shale in South Texas, approximately 11,000 net acres in the Denver Julesburg Basin of Colorado, and approximately 5,700 net acres in the Haynesville Shale, Mid-Bossier, and James Lime plays in San Augustine and Sabine counties in East Texas.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results,  leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2011, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A